SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):               August 30, 2000
                                                                ---------------



                          Amwest Insurance Group, Inc.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                            1-9580                           95-2672141
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(State or other jurisdiction     (Commission                      (IRS Employer
 of incorporation)               File number)               Identification No.)



5230 Las Virgenes Road, Calabasas,                                        91302
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code               (818) 871-2000
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                        Thisdocument contains a total of
                           4 pages. The exhibit index
                                begins on Page 3.

         ITEM 5.  Other Events

                  On August 30, 2000,  the Registrant  responded to A.M.  Best's rating change announcement with respect to Amwest Insurance Group, Inc. with a discussion on the Company's immediate objectives of strengthening the capital positions of the insurance subsidiaries, finalizing negotiations on revised terms for the bank loan and implementing an updated business plan to improve the operational performance of the insurance subsidiaries.

                  A.M. Best has downgraded the financial strength rating of Amwest Insurance Group to a B (Fair) from A- (Excellent), and placed them under review with negative implications. This rating action applies to Amwest Surety Insurance Company and its subsidiary, Far West Insurance Company. In a separate but related action, A.M. Best has downgraded Condor Insurance Company from a B (Fair) to a D (Poor).

                  A copy of the press release dated August 30, 2000, announcing the above is attached hereto as Exhibit 99-1.

         ITEM 7.  Financial Statements and Exhibits

                  The following is furnished as an Exhibit to this report:

                  99-1 Press Release of Registrant dated August 30, 2000.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 AMWEST INSURANCE GROUP, INC.



         Dated: September 22, 2000                 By: /s/ Phillip E. Huff
                                                      -------------------
                                                    Phillip E. Huff
                                                    Senior Vice President

                                INDEX OF EXHIBITS


Exhibit                                                           Sequentially
Number            Description                                     Numbered Page

99-1              Press Release of Registrant dated
                  August 30, 2000                                           4